EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT


                  EMPLOYMENT AGREEMENT, dated as of January 19, 2006 by and between Phase III Medical, Inc. (the "Company") and Denis O. Rodgerson (the "Executive").

                              W I T N E S S E T H:

                  WHEREAS, simultaneously with execution of this Agreement, the Company is acquiring, through its wholly-owned subsidiary, Phase III Medical Holding Company ("Holding"), substantially all of the business assets of NeoStem, Inc. (the "Former Employer") pursuant to the terms of an Asset Purchase Agreement dated as of December 6, 2005 (the "Asset Purchase Agreement") and entered into by and among the Company, Holding and the Former Employer;

                  WHEREAS, the Executive has performed valuable services for the Former Employer; and

                  WHEREAS, the Executive is willing to serve after the acquisition as an employee of the Company and the Company desires to retain the Executive effective upon consummation of the acquisition on the terms and conditions herein set forth;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. EMPLOYMENT. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, upon the terms and conditions hereinafter provided, for a period commencing on the date first above written (the "Commencement Date") and, subject to earlier termination pursuant to Section 5 hereof, continuing until the first (1st) anniversary of the Commencement Date (the "Term"). The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, and that its execution and performance by him will not violate the terms of any existing agreement or understanding to which the Executive is a party. The Executive also represents that he understands that the Company has no obligations to the Executive with respect to any agreements which exist or may have existed between the Executive and the Former Employer.

                  SECTION 2. POSITION AND DUTIES. During the Term, the Executive agrees to serve as an officer of the Company, and as an officer of any other subsidiary or division of the Company and will have such powers and duties as may be reasonably conferred upon him by the Board of Directors of the Company (the "Board"). During the Term, and except for reasonable vacation periods, the Executive shall devote substantially all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates. Executive shall be based in or around Los Angeles, California; however, it is understood that reasonable travel shall be required to the Company's headquarters in New York.




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                  SECTION 3.  COMPENSATION.  For all  services  rendered  by the
Executive in any capacity required hereunder during the Term, including, without limitation, services as an officer, director, or member of any committee of the Company or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                  (a) The Company shall pay the Executive a fixed annual salary equal to $165,000 (the "Base Salary") in bi-weekly installments or otherwise in accordance with the Company's payroll practices, including the withholding of appropriate payroll taxes.

                  (b) The Executive shall be entitled to participate in all compensation and employee benefit plans or programs, and to receive all benefits and perquisites, which are approved by the Board of Directors of the Company and are generally made available by the Company to all salaried employees of the Company and to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof. Notwithstanding any of the foregoing, nothing in this Agreement shall require the Company nor any subsidiary of the Company to establish, maintain or continue any particular plan or program nor preclude the amendment, rescission or termination of any such plan or program that may be established from time to time. Notwithstanding the foregoing, you will not participate in any medial, health and insurance plans of the Company; however, the Company shall reimburse you for reasonable costs of health insurance for you which you obtain upon receipt of appropriate monthly medical insurance invoices.

                  (c) On the Commencement Date, Executive shall be granted an option under and subject to the Company's 2003 Equity Participation Plan ("EPP") to purchase 50,000 shares of the Company's common stock, $.001 par value ("Common Stock") at an exercise price equal to the closing price of the Common Stock on the Commencement Date, which shall vest and become exercisable in its entirety on the first anniversary of the Commencement Date.

                  SECTION 4. BUSINESS EXPENSES. The Company shall pay or reimburse the Executive for all reasonable travel or other reasonable expenses incurred by the Executive in connection with the performance of his duties and obligations under this Agreement, including a monthly car allowance of $750 (paid through the Company's payroll), subject to the Executive's presentation of appropriate vouchers in accordance with such expense account policies and approval procedures as the Company may from time to time establish for officers (including but not limited to prior approval of extraordinary expenses) and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  SECTION 5. TERMINATION OF EMPLOYMENT FOR CAUSE.

                  (a) The Company may terminate Executive's employment prior to the end of the Term immediately upon written notice to Executive. Executive may terminate Executive's employment upon thirty days' prior written notice to the Company. In the event that the Executive's employment terminates prior to expiration of the Term due to any reason, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except as otherwise required by law.



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                  (b) For purposes of this Agreement,  the term "Termination for
Cause" means, to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company for any event or circumstance which, pursuant to applicable law, constitutes cause for dismissal, including termination because the Executive has (a) materially breached or failed to perform his duties under applicable law (including but not limited to laws governing employment practices and securities laws), this Agreement or any employment policies or practices of the Company and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness, (b) committed an act of dishonesty in the performance of his duties hereunder, (c) intentionally engaged in conduct detrimental to the business of the Company, (d) been convicted of a felony or a misdemeanor involving moral turpitude, (e) materially breached or failed to perform his obligations and duties hereunder or under any policies or procedures of the Company, and, if such breach or failure is curable, which breach or failure the Executive shall fail to remedy within 15 days after written demand from the Company (which demand shall specify the breach or failure and any necessary or desired corrective action) or (f) violated in any material respect the representations made in Section 1 above or the provisions of Section 6 below.

                  (c) The Company shall have the right to suspend the Executive with pay during any period in which it is investigating a possible basis for a Termination for Cause. Upon suspension, the Company shall provide the Executive with reasonable notice of the basis for suspension to the extent practical.

                  SECTION 6. CONFIDENTIALITY; COVENANT AGAINST COMPETITION. (a) The Executive recognizes and acknowledges that all information pertaining to the affairs, business, clients, customers or acquisition targets of the Company or any of its subsidiaries or affiliates or predecessors (any or all of such entities being hereinafter referred to as the "Business"), as such information may exist from time to time, other than information that the Company has previously made publicly available or which has otherwise entered the public domain through no fault of the Executive, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which will be essential to the performance of the Executive's duties under this Agreement. In consideration of the payments made to him hereunder, the Executive shall not, except to the extent reasonably necessary in the performance of his duties under this Agreement, or as required by law, during the term of his employment hereunder and thereafter, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, businesses, clients, customers or acquisition targets of the Company or the Business (except such information as is required by law to be divulged to a government agency or pursuant to subpoena or similar lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, customer lists, accountings or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on termination of his employment that he will not retain or make copies of any such documents relating to the Business and, on demand of the Company, to deliver the same to the Company.


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                  (b) All  proprietary  information  and all of the  Executive's interest in trade secrets, trademarks, computer programs, customer information, customer lists, employee lists, products, procedures, copyrights, patents and developments developed by the Executive as a result of, or in connection with, his employment hereunder, shall belong to the Company; and without further compensation, but at the Company's expense, upon the request of the Company, the Executive shall execute any and all assignments or other documents and take any and all such other action as the Company may reasonably request in order to vest in the Company all of the Executive's right, title and interest in and to all of the foregoing items, free and clear of all liens, charges and encumbrances of the Executive of any kind.

                  (c) In consideration of the payments made to him hereunder, during the period commencing on the effective date of the termination of his employment (whether pursuant to this Agreement or under any extension hereof), and ending on the second (2nd) anniversary of such effective date of termination of his employment (the "Restrictive Period"), the Executive shall not, without express prior written approval of the Board of Directors of the Company, as evidenced by a resolution of the Company's Board, directly or indirectly, for himself or on behalf of or in conjunction with, any other person, persons, company, partnership, corporation or business of whatever nature, own or hold any proprietary interest in, or be employed by or receive remuneration from, or engage as an officer, director or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative of, any corporation, partnership, sole proprietorship or other entity (a "Competitor") engaged in competition with the "Business Activities" of the Company or any of its subsidiaries or affiliates at the time of such termination of employment, in the "Territory", other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive agrees that during such Restrictive Period he will not solicit for himself or for the account of any Competitor, any customer or client of the Company or its subsidiaries or affiliates, or, in the event of the Executive's termination of his employment, any entity or individual that was such a customer or client during the eighteen (18)-month period immediately preceding the Executive's termination of employment. "Business Activities" shall mean the collection and storage of adult stem cells and any ancillary or related services engaged in by the Company or its subsidiaries during the Term.

                  The Executive agrees that the restrictive covenants contained herein are in addition and not in lieu of any similar covenants contained in the Asset Purchase Agreement.

                  In addition, during such Restrictive Period the Executive agrees not to act on behalf of himself or any Competitor to interfere with the relationship between the Company or its subsidiaries or affiliates and their employees, independent contractors, customers, suppliers or acquisition targets. The Executive also agrees, during such Restrictive Period not to hire an employee of the Company or its subsidiaries or induce any such employee to leave the employment of the Company or its subsidiaries, provided that the Executive shall be permitted to call upon and hire any member of his immediate family.

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                  For  purposes of this  Agreement,  "Territory"  shall mean the entire United States.

                  For purposes of the preceding paragraphs, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholding or otherwise, of an equity interest in a business, firm or entity other than ownership of less than two (2%) percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a company engaged in any aspect of the Business or providing any other services competitive with the business then being conducted by the Company and/or its subsidiaries at the date of termination of employment, in the Territory.

                  (d) The Executive acknowledges the reasonableness of the restrictions contained in this Section 6. The Executive acknowledges that the Company and its subsidiaries and their successors and assigns would be irreparably injured in a manner not adequately compensated by money damages by a breach or violation (or threatened breach or violation) of the provisions of this Section 6 by the Executive. Therefore, in the event of any such breach or violation (or threatened breach or violation), in addition to all other rights and remedies which the Company may have, whether at law or in equity, the Company and its successors and assigns shall be entitled to obtain injunctive or other equitable relief against the Executive without the need to post bond or other security in connection therewith and the Executive hereby consents to the entry of an order for such injunctive or other equitable relief.

                  (e) The Executive's agreement as set forth in this Section 6 shall survive the expiration of the Term and the termination of the Executive's employment with the Company.

                  (f) If any  court  determines  that  the  provisions  of  this
Section 6, or any part hereof, is unenforceable because of the duration or geographic scope of such provisions, such court shall have the power to reduce the duration or scope of such provisions, as the case may be, so that, as so reduced, such provisions are then enforceable to the maximum extent permitted by applicable law.

                  SECTION 7. WITHHOLDING TAXES. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes and all other deductions as shall be required pursuant to any law or governmental regulation or ruling or pursuant to any contributory benefit plan maintained by the Company in which the Executive may participate.

                  SECTION 8. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by certified or registered mail or by use of an independent third party commercial delivery service for same day or next day delivery and providing a signed receipt as follows:

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                                 (a) To the  Company:
                                     Phase III Medical,  Inc.
                                     330 South  Service Road
                                     Suite 120
                                     Melville, New York 11747
                                     Attention: General Counsel

                                 (b) To the Executive:
                                     Denis O. Rodgerson,  Ph.D.
                                     2801 Corral Cyn Dr.
                                     Malibu, CA 90265

or to such other address as either party shall have previously specified in writing to the other. Notice by mail shall be deemed effective on the second business day after its deposit with the United States Postal Service, notice by same day courier service shall be deemed effective on the day of deposit with the delivery service and notice by next day delivery service shall be deemed effective on the day following the deposit with the delivery service.

                  SECTION 9. NO ATTACHMENT. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; PROVIDED, HOWEVER, that nothing in this Section 9 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their conveying any rights hereunder to the person or persons entitled thereto.

                  SECTION 10. SOURCE OF PAYMENT. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  SECTION 11. BINDING AGREEMENT; NO ASSIGNMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the Executive and the Company and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This Agreement is personal to the Executive and may not be assigned by him. This Agreement may not be assigned by the Company except (a) in connection with a sale of all or substantially all of its assets or a merger or consolidation of the Company, or (b) to an entity that is a subsidiary or affiliate of the Company. Any attempted assignment in violation of this Section 11 shall be null and void. SECTION 12. GOVERNING LAW; CONSENT TO JURISDICTION. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New York. In addition, the Executive and the Company irrevocably submit to the jurisdiction of the courts of the State of New York and the United States District Court sitting in New York County for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on the Executive or the Company anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Executive and the Company irrevocably consent to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.

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                  SECTION 13. ENTIRE AGREEMENT.  This Agreement shall constitute the entire agreement among the parties with respect to the matters covered hereby and shall supersede all previous written, oral or implied understandings among them with respect to such matters.

                  SECTION 14. AMENDMENTS. This Agreement may only be amended or otherwise modified by a writing executed by all of the parties hereto.

                  SECTION 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has signed this Agreement, all as of the first date above written. PHASE III MEDICAL, INC.


                                  By: /S/ MARK WEINREB
                                  ----------------------------------
                                           Name:  Mark Weinreb
                                           Title:  President and CEO

                                       /S/ DENIS O. RODGERSON
                                  ----------------------------------
                                           Denis O. Rodgerson





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